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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) AUGUST 6, 1996


                             GALILEO CORPORATION
           (Exact name of registrant as specified in its charter)


         DELAWARE                       0-11309                  04-2526583
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
    of incorporation)                                        Identification No.)


GALILEO PARK, P.O. BOX 550                                         01566-0550
STURBRIDGE, MASSACHUSETTS                                          (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code             (508) 347-9191



                     GALILEO ELECTRO-OPTICS CORPORATION
                         GALILEO PARK, P.O. BOX 550
                            STURBRIDGE, MA 01566
       (Former name or former address, if changed since last report.)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        a) Financial Statements of Business Acquired.

           Financial statements of the business acquired are filed as Exhibit
           99.1 hereto.

        b) Pro Forma Financial Information.

           Pro forma financial information is filed as Exhibit 99.2 hereto.

        c) Exhibits

           2.1 Agreement and Plan of Merger, dated July 17, 1996, by and among Galileo Electro-Optics Corporation, LMI Acquisition Corporation, Leisegang Medical, Inc. and the principal stockholders of Leisegang Medical, Inc. (previously filed).

           20.1 Press Release, dated August 8, 1996, issued by Galileo Electro-Optics Corporation (previously filed).

           23.1   Consent of Independent Auditors (filed herewith).

           99.1   Financial Statements of Business Acquired (filed herewith).

           99.2   Pro Forma Financial Information (filed herewith).


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 17th day of October, 1996.


                                                 GALILEO CORPORATION



                                                 By /s/ Josef W. Rokus
                                                   -------------------
                                                   Josef W. Rokus
                                                   Vice President, Finance and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
  No.          Exhibit Description
-------        -------------------

2.1 Agreement and Plan of Merger, dated July 17, 1996, by and among Galileo Electro-Optics Corporation, LMI Acquisition Corporation, Leisegang Medical, Inc. and the principal stockholders of Leisegang Medical, Inc. (previously filed).

20.1 Press Release, dated August 8, 1996, issued by Galileo Electro-Optics Corporation (previously filed).

23.1           Consent of Independent Auditors (filed herewith).

99.1           Financial Statements of Business Acquired (filed herewith).

99.2           Pro Forma Financial Information (filed herewith).